EXHIBIT 23.3


PRICEWATERHOUSECOOPERS  [LOGO]

--------------------------------------------------------------------------------

                                                  PRICEWATERHOUSECOOPERS
                                                  Southwark Towers
                                                  32 London Bridge Street
                                                  London SEI 9SY
                                                  Telephone +44 (0) 20 7583 5000
                                                  Facsimile +44 (0) 20 7822 4652

The Directors
Gracechurch Card Funding (No.2) PLC
London




Dear Sirs

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form A-1 of our report dated 3 October 2002 relating to the Financial Statements of Gracechurch Card Funding (No.2) PLC as at October 3, 2002, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.





Yours sincerely



PricewaterhouseCoopers

London, England
October 2, 2002



PricewaterhouseCoopers is the successor partnership to the UK firms of PriceWaterhouse and Coopers & Lybrand. The principal place of business of PricewaterhouseCoopers and its associate partnerships, and of Coopers & Lybrand, is 1 Embankment Place, London WC2N 6RH. The principal place of business of PriceWaterhouse is Southwark Towers, 32 London Bridge Street, London SEI 9SY. Lists of the partners' names are available for inspection at those places.


All partners in the associate partnerships are authorised to conduct business as agents of, and all contracts for services to clients are with, PricewaterhouseCoopers. PricewaterhouseCoopers is authorised by the Financial Services Authority for investment business activities.

PRICEWATERHOUSECOOPERS  [LOGO]

--------------------------------------------------------------------------------

                                                  PRICEWATERHOUSECOOPERS
                                                  Southwark Towers
                                                  32 London Bridge Street
                                                  London SEI 9SY
                                                  Telephone +44 (0) 20 7583 5000
                                                  Facsimile +44 (0) 20 7822 4652

The Directors
Gracechurch Card Funding (No.2) PLC
London




Dear Sirs

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form A-1 of our report dated 3 October 2002 relating to the Financial Statements of Gracechurch Card Funding (No.2) PLC as at October 3, 2002, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.





Yours sincerely



PricewaterhouseCoopers

London, England
October 4, 2002



PricewaterhouseCoopers is the successor partnership to the UK firms of PriceWaterhouse and Coopers & Lybrand. The principal place of business of PricewaterhouseCoopers and its associate partnerships, and of Coopers & Lybrand, is 1 Embankment Place, London WC2N 6RH. The principal place of business of PriceWaterhouse is Southwark Towers, 32 London Bridge Street, London SEI 9SY. Lists of the partners' names are available for inspection at those places.


All partners in the associate partnerships are authorised to conduct business as agents of, and all contracts for services to clients are with, PricewaterhouseCoopers. PricewaterhouseCoopers is authorised by the Financial Services Authority for investment business activities.

PRICEWATERHOUSECOOPERS  [LOGO]

--------------------------------------------------------------------------------

                                                  PRICEWATERHOUSECOOPERS
                                                  Southwark Towers
                                                  32 London Bridge Street
                                                  London SEI 9SY
                                                  Telephone +44 (0) 20 7583 5000
                                                  Facsimile +44 (0) 20 7822 4652
                                                  Direct Phone 020 7804 6206

Barclaycard Funding PLC
54 Lombard Street
London
EC3P 3AH

October 4, 2002


Dear Sirs

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form F-1 and D-1 of our reports dated 3 October 2002 relating to the consolidated financial statements of Barclaycard Funding PLC for the year ended December 31, 2001 and for the interim period to June 30, 2002 respectively, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.




Yours sincerely



PricewaterhouseCoopers

London, England
October 4, 2002



PricewaterhouseCoopers is the successor partnership to the UK firms of PriceWaterhouse and Coopers & Lybrand. The principal place of business of PricewaterhouseCoopers and its associate partnerships, and of Coopers & Lybrand, is 1 Embankment Place, London WC2N 6RH. The principal place of business of PriceWaterhouse is Southwark Towers, 32 London Bridge Street, London SEI 9SY. Lists of the partners' names are available for inspection at those places.


All partners in the associate partnerships are authorised to conduct business as agents of, and all contracts for services to clients are with, PricewaterhouseCoopers. PricewaterhouseCoopers is authorised by the Financial Services Authority for investment business activities.

PRICEWATERHOUSECOOPERS  [LOGO]

--------------------------------------------------------------------------------

                                                  PRICEWATERHOUSECOOPERS
                                                  Southwark Towers
                                                  32 London Bridge Street
                                                  London SEI 9SY
                                                  Telephone +44 (0) 20 7583 5000
                                                  Facsimile +44 (0) 20 7822 4652
                                                  Direct Phone 020 7804 6206

Barclaycard Funding PLC
54 Lombard Street
London
EC3P 3AH

October 4, 2002



Dear Sirs

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form G-1 and D-1 of our reports dated 3 October 2002 relating to the consolidated financial statements of Barclaycard Funding PLC for the year ended December 14, 2001 and for the interim period to June 14, 2002 respectively, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.




Yours sincerely



PricewaterhouseCoopers

London, England
October 4, 2002



PricewaterhouseCoopers is the successor partnership to the UK firms of PriceWaterhouse and Coopers & Lybrand. The principal place of business of PricewaterhouseCoopers and its associate partnerships, and of Coopers & Lybrand, is 1 Embankment Place, London WC2N 6RH. The principal place of business of PriceWaterhouse is Southwark Towers, 32 London Bridge Street, London SEI 9SY. Lists of the partners' names are available for inspection at those places.


All partners in the associate partnerships are authorised to conduct business as agents of, and all contracts for services to clients are with, PricewaterhouseCoopers. PricewaterhouseCoopers is authorised by the Financial Services Authority for investment business activities.